CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

SUPPLEMENT DATED

SEPTEMBER 9, 2005 TO

THE PROSPECTUS DATED DECEMBER 29, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and any supplement thereto. Defined terms have the same meanings as set forth in the Prospectus.

Effective September 1, 2005, the first paragraph under the heading “Management Fees” on page 55 of the Trust’s Prospectus has been revised in part and replaced with the following:

“Management Fees. The Consulting Group receives fees from each Portfolio for its services. In turn, the Consulting Group pays the subadvisers a portion of this fee for their services. In addition, each Portfolio pays SBFM a fee at an annual rate of 0.125% of its average daily net assets for administration services.”

TK 2088 12/04 S7